Exhibit 10.1
SCHEDULE A

MANAGERS

Sonesta Canada ULC, a British Columbian company
Sonesta Chicago LLC, a Maryland limited liability company
Sonesta Clift LLC, a Maryland limited liability company
Sonesta Gatehall Drive LLC, a Maryland limited liability company
Sonesta Higgins Road LLC, a Maryland limited liability company
Sonesta International Hotels Corporation, a Maryland corporation
Sonesta Jersey City LLC, a Maryland limited liability company
Sonesta Mannheim Road LLC, a Maryland limited liability company
Sonesta Minneapolis LLC, a Maryland limited liability company
Sonesta Morris Plains LLC, a Maryland limited liability company
Sonesta Randolph Street LLC, a Maryland limited liability company
Sonesta Redondo Beach LLC, a Maryland limited liability company
Sonesta San Juan LLC, a Puerto Rican limited liability company
Sonesta State Street LLC, a Maryland limited liability company
Sonesta Toronto ULC, a British Columbian company
Sonesta Walton Place LLC, a Maryland limited liability company
Sonesta Whippany LLC, a Maryland limited liability company
Sonesta White Plains LLC, a Maryland limited liability company

SCHEDULE B

OWNERS

Cambridge TRS, Inc., a Maryland corporation
HPT Clift TRS LLC, a Maryland limited liability company
HPT CY TRS, Inc., a Maryland corporation
HPT State Street TRS LLC, a Maryland limited liability company
HPT TRS IHG-2, Inc., a Maryland corporation
HPT TRS MRP, Inc., a Maryland corporation
HPT Wacker Drive TRS LLC, a Maryland limited liability company
SVC Gatehall Drive TRS LLC, a Maryland limited liability company
SVC Higgins Road TRS LLC, a Maryland limited liability company
SVC Jersey City TRS LLC, a Maryland limited liability company
SVC Mannheim Road TRS LLC, a Maryland limited liability company
SVC Minneapolis TRS LLC, a Maryland limited liability company
SVC Morris Plains TRS LLC, a Maryland limited liability company
SVC Randolph Street TRS LLC, a Maryland limited liability company
SVC Redondo Beach TRS LLC, a Maryland limited liability company
SVC San Juan TRS LLC, a Puerto Rican limited liability company

SCHEDULE C
HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Drive Birmingham, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
2.	Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
3.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
4.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
5.	Sonesta ES Suites Flagstaff 1400 N. Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
6.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
7.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
8.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
9.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
10.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
11.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
12.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
13.	Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
14.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
15.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
16.	Sonesta Anaheim 1915 South Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
17.	Sonesta ES Suites Anaheim 1855 South Manchester Ave Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
18.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
19.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
20.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
21.	Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
22.	Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
23.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
24.	Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
25.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
26.	The Sonesta Irvine 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
27.	Sonesta Simply Suites Orange County Spectrum Ctr 16150 Sand Canyon Avenue Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
28.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
29.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
30.	Sonesta Los Angeles Airport 5985 West Century Boulevard Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
31.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
32.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
33.	Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
34.	Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, CA	HPTMI Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	Full
35.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
36.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
37.	Sonesta ES Suites San Diego - Mira Mesa 6639 Mira Mesa Boulevard San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
38.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
39.	The Clift Royal Sonesta Hotel 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	Full
40.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
41.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
42.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
43.	Sonesta Simply Suites Orange County Airport 2600 South Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
44.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
45.	Sonesta Select San Francisco Airport Oyster Point 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
46.	Sonesta ES Suites San Francisco Airport Oyster Point 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
47.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
48.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
49.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
50.	Sonesta ES Suites Colorado Springs 3880 North Academy Boulevard Colorado Springs, CO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
51.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
52.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
53.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
54.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
55.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
56.	Sonesta Select Boca Raton 2000 NW Executive Center Cir. Boca Raton, FL	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
57.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
58.	Sonesta Fort Lauderdale 999 N. Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
59.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
60.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
61.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
62.	Sonesta Miami Airport 950 NW LeJeune Road Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
63.	Nautilus Sonesta Miami Beach 1825 Collins Avenue Miami Beach, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
64.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, FL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
65.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
66.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
67.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
68.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
69.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
70.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
71.	Sonesta ES Suites Atlanta 760 Mount Vernon Highway Atlanta, GA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
72.	Sonesta Atlanta Northwest Galleria 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
73.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
74.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
75.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
76.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
77.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
78.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
79.	Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
80.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
81.	Royal Sonesta Chicago River North 505 North State Street Chicago, IL	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	Full
82.	Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, IL	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	Full
83.	The Allegro Royal Sonesta Chicago Loop 171 West Randolph Street Chicago, IL	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	Full
84.	Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta Walton Place LLC	Select
85.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
86.	Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	SVC Higgins Road TRS LLC	Sonesta Higgins Road LLC	Full
87.	Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	SVC Mannheim Road TRS LLC	Sonesta Mannheim Road LLC	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
88.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
89.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
90.	Sonesta Select Indianapolis 37 W 103rd Street Indianapolis, IN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
91.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
92.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
93.	Royal Sonesta New Orleans 300 Bourbon Street New Orleans, LA	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
94.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
95.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
96.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
97.	Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
98.	Sonesta Select Boston Danvers 275 Independence Way Danvers, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
99.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
100.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
101.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
102.	Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
103.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
104.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, MD	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
105.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
106.	Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
107.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
108.	Sonesta Select Detroit Auburn Hills 2550 Aimee Lane Auburn Hills, MI	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
109.	Sonesta Simply Suites Detroit Novi 42600 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
110.	Sonesta Select Detroit Novi 42700 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
111.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
112.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
113.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
114.	Sonesta Select Minneapolis 11391 Viking Drive Eden Prairie, MN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
115.	Royal Sonesta Minneapolis 35-45 South Seventh Street Minneapolis, MN	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	Full
116.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
117.	Sonesta Select Kansas City South 500 East 105th Street Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
118.	Sonesta Select Kansas City Airport 7901 NW Tiffany Springs Parkway Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
119.	Royal Sonesta Chase Park Plaza 212-232 N. Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
120.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
121.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
122.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
123.	Sonesta Select Charlotte University 333 West WT Harris Boulevard Charlotte, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
124.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
125.	Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
126.	Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, NJ	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	Select
127.	Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	Select
128.	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	Select
129.	Sonesta ES Suites Princeton 4375 US Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
130.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
131.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
132.	Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta Whippany LLC	Select
133.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
134.	Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
135.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
136.	Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
137.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
138.	Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	Full
139.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
140.	Sonesta Columbus 33 East Nationwide Boulevard Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
141.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
142.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
143.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
144.	Sonesta ES Suites Toronto 355 South Park Road Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	Select
145.	The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Toronto ULC	Full
146.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
147.	Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
148.	Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
149.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
150.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, PA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
151.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
152.	Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina PR	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	Full
153.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
154.	Sonesta Hilton Head 130 Shipyard Drive Hilton Head, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
155.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
156.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
157.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, TN	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
158.	Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
159.	Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
160.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
161.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
162.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
163.	The Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
164.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
165.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
166.	Sonesta Select Dallas Central Expressway 10325 North Central Expressway Dallas, TX	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
167.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
168.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
169.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
170.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
171.	Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
172.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
173.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
174.	Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
175.	Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
176.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
177.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
178.	Sonesta ES Suites Dulles Airport 13700 Coppermine Road Herndon, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
179.	Sonesta Select Seattle Belleview 14615 NE 29th Place Bellevue, WA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
180.	Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
181.	Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
182.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
183.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
184.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

SCHEDULE D
MANAGEMENT AGREEMENTS
1.    Amended, Restated and Consolidated Master Management Agreement for Retained Hotels, dated as of January 1, 2022, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners, as amended and assigned. [121 Hotels]
2.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Redondo Beach LLC, as manager, and SVC Redondo Beach TRS LLC, as owner, as amended. [Sonesta Redondo Beach & Marina]
3.    Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Clift LLC, as manager, and HPT Clift TRS LLC, as owner, as amended. [The Clift Royal Sonesta Hotel]
4.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta State Street LLC, as manager, and HPT State Street TRS LLC, as owner, as amended. [The Royal Sonesta Chicago River North]
5.    Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Chicago LLC, as manager, and HPT Wacker Drive TRS LLC, as owner, as amended. [The Royal Sonesta Chicago Downtown]
6.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Randolph Street LLC, as manager, and SVC Randolph Street TRS LLC, as owner, as amended. [The Allegro Royal Sonesta Chicago River Loop]
7.    Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., as owner, as amended. [Royal Sonesta Boston]
8.    Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., as owner, as amended [Royal Sonesta New Orleans]
9.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Jersey City LLC, as manager, and SVC Jersey City TRS LLC, as owner, as amended. [Sonesta Jersey City]
10.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Morris Plains LLC, as manager, and SVC Morris Plains TRS LLC, as owner, as amended. [Sonesta Simply Suites Parsippany Morris Plains]

11.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Gatehall Drive LLC, as manager, and SVC Gatehall Drive TRS LLC, as owner, as amended. [Sonesta ES Suites Parsippany Morris Plains]
12.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Whippany LLC, as manager, and HPT CY TRS, Inc., as owner, as amended. [Sonesta Select Whippany]
13.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta White Plains LLC, as manager, and HPT TRS IHG-2, Inc., as owner, as amended. [Sonesta White Plains]
14.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Minneapolis LLC, as manager, and SVC Minneapolis TRS LLC, as owner, as amended. [Royal Sonesta Minneapolis]
15.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta San Juan LLC, as manager, and SVC San Juan TRS LLC, as owner, as amended. [Royal Sonesta San Juan]
16.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Canada ULC, as manager, and HPT TRS IHG-2, Inc., as owner, as amended. [Sonesta ES Suites Toronto]
17.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Toronto ULC, as manager, and HPT TRS IHG-2, Inc., as owner, as amended. [The Yorkville Royal Sonesta Hotel]
18.    Master Management Agreement, dated as of June 1, 2023, by and among Sonesta International Hotels Corporation and Sonesta Walton Place LLC, as managers, and Cambridge TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners, as amended. [45 hotels]
19.    Management Agreement, dated as of April 1, 2024, by and between Sonesta Higgins Road LLC, as manager, and SVC Higgins Road TRS LLC, as owner. [Sonesta Chicago O’Hare Airport]
20.    Management Agreement, dated as of April 1, 2024, by and between Sonesta Mannheim Road LLC, as manager, and SVC Mannheim Road TRS LLC, as owner. [Sonesta Simply Suites Chicago O’Hare]

SCHEDULE E
PRIOR POOLING AGREEMENTS
1.    Amended and Restated Pooling Agreement, dated as of February 27, 2020, by and among Sonesta Chicago LLC, Sonesta Clift LLC, Sonesta International Hotels Corporation, as managers, and Cambridge TRS, Inc., HPT Clift TRS LLC, and HPT Wacker Drive TRS LLC, as owners.
2.    Pooling Agreement (Conversion Hotels), dated as of December 15, 2020, but made effective as of September 18, 2020, by and among Sonesta Canada ULC, Sonesta Gatehall Drive LLC, Sonesta International Hotel Corporation, Sonesta Jersey City LLC, Sonesta Morris Plains LLC, Sonesta Nanuet LLC, Sonesta NJ LLC, Sonesta Randolph Street LLC, Sonesta San Juan LLC, Sonesta State Street LLC and Sonesta Toronto ULC, as managers, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT State Street TRS LLC, HPT TRS IHG-2, Inc., HPT TRS MRP, Inc., SVC Gatehall Drive TRS LLC, SVC Jersey City TRS LLC, SVC Morris Plains TRS LLC, SVC Nanuet TRS LLC, SVC NJ TRS LLC, SVC Randolph Street TRS LLC, SVC Redondo Beach TRS LLC and SVC San Juan TRS LLC, as owners.